PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Table Text Block]
Property and equipment consisted of the followings at December 31, 2016 and 2015:

	2016	2015
Computer equipment	$26,672	$6,241
Website domain	5,000	5,000
Extraction and lab equipment	558,061	527,837
Total property and equipment	589,733	539,078
Less accumulated depreciation	(108,886)	(25,325)
Net property and equipment	$480,847	$513,753